                                  Exhibit 10.1

==================================================================================================================================
HEADLANDS MORTGAGE                                                SERVICING CERTIFICATE
==================================================================================================================================
Revolving Home Equity Loan    LIBOR:                               6.13000%     Current Collection Period:    04/01/00-04/30/00
Asset-Backed Notes            Margin:                              0.65000%     P&S Agreement Date:                12/1/98
Series 1998-2                 Class A-1  Note Rate:                6.78000%     Original Closing Date:            12/29/98
                              Class A-2  Note Rate:                6.51000%     Distribution Date:                 5/15/00
                              Class A-3  Note Rate:                6.67000%     Record Date:                       5/14/00
                              Interest Period 04/17/00 thru           28        Pool Factor:                     60.2601791%
                              05/14/00:
                              Servicing Fee Rate:                  0.50000%     Initial Class A-1 O/C Amt:       2,041,531.37
                              Class A-1 Premium Fee Rate:          0.19000%     Initial Class A-2 O/C Amt:       2,430,777.93
                              Class A-2 Premium Fee Rate:          0.22000%     Initial Class A-3 O/C Amt:       3,312,404.71
                              Class A-3 Premium Fee Rate:          0.40000%     Class A-1 O/C Amt as of Pmt      4,763,573.17
                                                                                Date
                              Trustee Fee:                         0.00750%     Class A-2 O/C Amt as of Pmt      5,973,741.07
                                                                                Date:
                              Class A-1 Weighted Avg Loan Rate:   11.94457%     Class A-3 O/C Amt as of Pmt      6,419,345.67
                                                                                Date:
                              Class A-2 Weighted Avg Loan Rate:   11.00090%     Class A-1 WAM:
                              Class A-3 Weighted Avg Loan Rate:   13.44380%     Class A-2 WAM:
                              Total Management Fee                 1,000.00     Class A-3 WAM:
==================================================================================================================================

BALANCES
     Beginning HELOC Pool Balance                                                                    85,299.956.62
     Beginning Second Lien Pool Balance                                                              52,424,991.71
     Beginning HLTV Pool Balance                                                                     38,607,927.54

     Beginning Class A-1 Note Balance -- CUSIP 422093AG9                                             80,536,383.45
     Beginning Class A-2 Note Balance -- CUSIP 422093AH7                                             46,625,488.79
     Beginning Class A-3 Note Balance -- CUSIP 422093AJ3                                             32,379,863.88
     Overcollateralization Amount                                                                     1,660,198.04
     Overcollateralization Loan Amount                                                                        0.00

     Ending HELOC Pool Balance                                                                       82,849,577.69
     Ending Second Lien Pool Balance                                                                 50,908,801.02
     Ending HLTV Pool Balance                                                                        38,064,091.28

     Ending Class A-1 Note Balance -- CUSIP  422093AG9                                               78,086,004.52
     Ending Class A-2 Note Balance -- CUSIP  422093AH7                                               44,935,059.95
     Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                               31,644,745.61

     Additional Balances  Class A-1                                                                   1,962,889.15

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                        0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                     0.00
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                         0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                      0.00
     Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                0
     Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                              0.00
     Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                           0
     Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                        0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                 0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                               0.00
     Cumulative Number of ALL Subsequent Mortgage Loans                                                      1,830
     Cumulative Subsequent Mortgage Loan Asset Balance                                               64,876,717.43

     Beginning Loan Count                                                                                    5,071
     Ending Loan Count                                                                                       4,950

COLLECTION AMOUNTS Class A-1
 1   Aggregate of All Mortgage Collections (Gross)                                                                   5,170,063.64
 2   Total Mortgage Interest Collections (Gross)                                                                       756,795.56
     Servicing Fees (current collection period)                                                                         35,541.65
     Deferred Interest Transfer (DI)                                                                                         0.00
  3a    Mortgage Principal Collections                                                                               4,413,268.08
  3b    Pre-Funded Balance                                                                                                   0.00
  3c    Net Liquidation Proceeds                                                                                             0.00
 3    Total Mortgage Principal Collections                                                                           4,413,268.08
      Aggregate of Transfer Deposits                                                                                         0.00
      Investor Loss Amount                                                                                                   0.00
      Aggregate Investor Loss Reduction Amount                                                                         391,810.36


COLLECTION AMOUNTS Class A-2
 1   Aggregate of All Mortgage Collections (Gross)                                                                   1,974,361.50
 2   Total Mortgage Interest Collections (Gross)                                                                       458,170.81
     Servicing Fees (current collection period)                                                                         21,843.75
     Deferred Interest Transfer (DI)                                                                                         0.00
  3a    Mortgage Principal Collections                                                                               1,516,190.69
  3b    Pre-Funded Balance                                                                                                   0.00
  3c    Net Liquidation Proceeds                                                                                             0.00
 3   Total Mortgage Principal Collections                                                                            1,516,190.69
     Aggregate of Transfer Deposits                                                                                          0.00
     Investor Loss Amount                                                                                                    0.00
     Aggregate Investor Loss Reduction Amount                                                                          184,263.08



COLLECTION AMOUNTS Class A-3
 1   Aggregate of All Mortgage Collections (Gross)                                                                     942,350.11
 2   Total Mortgage Interest Collections (Gross)                                                                       398,513.85
     Servicing Fees (current collection period)                                                                         16,086.64
     Deferred Interest Transfer (DI)                                                                                         0.00
  3a    Mortgage Principal Collections                                                                                 543,836.26
  3b    Pre-Funded Balance                                                                                                   0.00
  3c    Net Liquidation Proceeds                                                                                             0.00
 3   Total Mortgage Principal Collections                                                                              543,836.26
     Aggregate of Transfer Deposits                                                                                          0.00
     Investor Loss Amount                                                                                                    0.00
     Aggregate Investor Loss Reduction Amount                                                                          644,659.08


TOTAL COLLECTION
AMOUNT
 1   Aggregate of All Mortgage Collections (Gross)                                                                   8,086,775.25
 2   Total Mortgage Interest Collections (Gross)                                                                     1,613,480.22
     Servicing Fees (current collection period)                                                                         73,472.03
     Deferred Interest Transfer (DI)                                                                                         0.00
  3a    Mortgage Principal Collections                                                                               6,473,295.03
  3b    Insurance Proceeds                                                                                                   0.00
  3c    Net Liquidation Proceeds                                                                                             0.00
 3   Total Mortgage Principal Collections                                                                            6,473,295.03
     Aggregate of Transfer Deposits                                                                                          0.00
     Investor Loss Amount                                                                                                    0.00
     Aggregate Investor Loss Reduction Amount                                                                        1,220,732.52

     Class A-1 Net Interest Collection                                                                                721,253.91
     Class A-2 Net Interest Collection                                                                                436,327.06
     Class A-3 Net Interest Collection                                                                                382,427.21


DISTRIBUTION AMOUNTS Class A-1
     Class A-1 Note  Interest 8.6 (d)(iv)                                                                             424,695.20
     Class A-1 Note  Unpaid Interest Shortfall (current cycle)                                                              0.00
     Class A-1 Note  Reserve Fund Amount                                                                              282,781.45
     Investor Loss Amount                                                                                                   0.00
     Previous Investor Loss Amount                                                                                          0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                       12,751.59
     Credit Enhancer Reimbursement                                                                                          0.00
     Accelerated Principal Distribution Amount                                                                              0.00
     Spread Account Deposit                                                                                                 0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                     503.35
     Management Fee 8.6 (d)(iii)                                                                                          522.32
     Payment to Servicer                                                                                                    0.00
     Deferred Interest                                                                                                      0.00
     Remaining Amount to Transferor                                                                                         0.00
     Total Certificateholders Distribution Allocable to Interest                                                      721,253.91


     Maximum Principal Payment                                                                                      2,450,378.93
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C Redctin                  0.00
     Amt) 8.6(d)(v)
     Accelerated Principal Distribution Amount                                                                              0.00
     Loan Loss                                                                                                              0.00
     HELOC Overcollateralization Deficit 8.6 (d)(vi)                                                                        0.00
     Total Certificateholders Distribution Allocable to Principal                                                   2,450,378.93


DISTRIBUTION AMOUNTS Class A-2
     Class A-2 Note  Interest 8.6 (d)(iv)                                                                             252,943.28
     Class A-2 Note  Unpaid Interest Shortfall (current cycle)                                                              0.00
     Class A-2 Note  Reserve Fund Amount                                                                                    0.00
     Investor Loss Amount                                                                                                   0.00
     Previous Investor Loss Amount                                                                                          0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                        8,548.01
     Credit Enhancer Reimbursement                                                                                          0.00
     Accelerated Principal Distribution Amount                                                                        174,238.15
     Spread Account Deposit                                                                                                 0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                     291.41
     Management Fee 8.6 (d)(iii)                                                                                          306.22
     Payment to Servicer                                                                                                    0.00
     Deferred Interest                                                                                                      0.00
     Remaining Amount to Transferor                                                                                         0.00
     Total Certificateholders Distribution Allocable to Interest                                                      436,327.06


     Maximum Principal Payment                                                                                      1,516,190.69
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C Redctin                 0.00
     Amt) 8.6(d)(v)
     Accelerated Principal Distribution Amount                                                                        174,238.15
     Loan Loss                                                                                                              0.00
     Second Lien Overcollateralization Deficit 8.6 (d)(vi)                                                                  0.00
     Total Certificateholders Distribution Allocable to Principal                                                   1,690,428.84

DISTRIBUTION AMOUNTS Class A-3
     Class A-3 Note  Interest 8.6 (d)(iv)                                                        179,978.08
     Class A-3 Note  Unpaid Interest Shortfall (current cycle) 5.01(i)                                 0.00
     Class A-3 Note  Reserve Fund Amount                                                               0.00
     Investor Loss Amount 5.01(iii)                                                                    0.00
     Previous Investor Loss Amount 5.01(iv)                                                            0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                  10,793.29
     Credit Enhancer Reimbursement 5.01(vi)                                                            0.00
     Accelerated Principal Distribution Amount 5.01(vii)                                         191,282.01
     Spread Account Deposit 5.01(viii)                                                                 0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                202.37
     Management Fee 8.6 (d)(iii)                                                                     171.46
     Payment to Servicer per Section 7.03 5.01 (x)                                                     0.00
     Deferred Interest 5.01 (xi)                                                                       0.00
     Remaining Amount to Transferor 5.01 (xii)                                                         0.00
     Total Certificateholders Distribution Allocable to Interest                                 382,427.21

     Maximum Principal Payment                                                                   543,836.26
     Scheduled Principal Collection Payment                                                            0.00
     Accelerated Principal Distribution Amount                                                   191,282.01
     Loan Loss                                                                                         0.00
     HLTV Lien Overcollateralization Deficit 8.6 (d)(vi)                                               0.00
     Total Certificateholders Distribution Allocable to Principal                                735,118.27

TOTAL DISTRIBUTION AMOUNT
     Class A Note  Interest 8.6 (d)(iv)                                                          857,616.55
     Class A Note  Unpaid Interest Shortfall (current cycle) 5.01(i)                                   0.00
     Class A Note  Reserve Fund Amount                                                           282,781.45
     Investor Loss Amount 5.01(iii)                                                                    0.00
     Previous Investor Loss Amount 5.01(iv)                                                            0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                  32,092.89
     Credit Enhancer Reimbursement 5.01(vi)                                                            0.00
     Accelerated Principal Distribution Amount 5.01(vii)                                         365,520.16
     Spread Account Deposit 5.01(viii)                                                                 0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                997.14
     Management Fee 8.6 (d)(iii)                                                                   1,000.00
     Payment to Servicer per Section 7.03 5.01 (x)                                                     0.00
     Deferred Interest 5.01 (xi)                                                                       0.00
     Remaining Amount to Transferor 5.01 (xii)                                                         0.00
     Total Certificateholders Distribution Allocable to Interest                               1,540,008.18


     Maximum Principal Payment                                                                 4,510,405.88
     Scheduled Principal Collection Payment                                                            0.00
     Accelerated Principal Distribution Amount                                                   365,520.16
     Loan Loss                                                                                         0.00
     Overcollateralization Deficit 8.6 (d)(vi)                                                         0.00
     Total Certificateholders Distribution Allocable to Principal                              4,875,926.04



LOSSES/RETRANSFERS
     Unpaid Class A-1 Note  Interest Shortfall Due (From Previous Distributions)                       0.00
     Unpaid Class A-2 Note  Interest Shortfall Due (From Previous Distributions)                       0.00
     Unpaid Class A-3 Note  Interest Shortfall Due (From Previous Distributions)                       0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                        0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                      0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
         Total Class A-1 Note Distribution Amount Allocable to Interest                                 3.1679354
         Interest Distribution Amount                                                                   3.1679354
         Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000

         Total Class A-1 Note Distribution Amount Allocable to Principal                               18.2781493
         Maximum Principal Payment                                                                     18.2781493
         Scheduled Principal Collections Payment                                                        0.0000000
         Loan Loss                                                                                      0.0000000
         Accelerated Principal Distribution Amount                                                      0.0000000

Class A-2
         Total Class A-2 Note Distribution Amount Allocable to Interest                                 3.2183063
         Interest Distribution Amount                                                                   3.2183063
         Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000

         Total Class A-2 Note Distribution Amount Allocable to Principal                               21.5080546
         Maximum Principal Payment                                                                     19.2911475
         Scheduled Principal Collections Payment                                                        0.0000000
         Loan Loss                                                                                      0.0000000
         Accelerated Principal Distribution Amount                                                      2.2169071


Class A-3
         Total Class A-3 Note Distribution Amount Allocable to Interest                                 4.0896986
         Interest Distribution Amount                                                                   4.0896986
         Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000

         Total Class A-3 Note Distribution Amount Allocable to Principal                               16.7043242
         Maximum Principal Payment                                                                     12.3577628
         Scheduled Principal Collections Payment                                                        0.0000000
         Loan Loss                                                                                      0.0000000
         Accelerated Principal Distribution Amount                                                      4.3465614

         Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                    0.0000000
         Investor Loss Reduction Amounts after Current Distribution (carryover)                         0.0000000

         Total Interest Amount Distributed to Class A Certificateholder                                10.4759403
         Total Principal Amount Distributed to Class A Certificateholder                               56.4905281

         Credit Enhancement Draw Amount                                                                      0.00

DELINQUENCIES/FORECLOSURES

Class A-1
         Number of Mortgages 30 to 59 Days Delinquent                                                          39
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                          1,671,349.95
         Number of Mortgages 60 to 89 Days Delinquent                                                           7
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                            216,742.90
         Number of Mortgages 90 to 179 Days Delinquent                                                          2
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                           103,148.30
         Number of Mortgages 180 or more Days Delinquent                                                        3

         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                         265,589.21
         Number of Mortgage Loans in Foreclosure                                                                5
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 121,951.19

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

Class A-2
         Number of Mortgages 30 to 59 Days Delinquent                                                          40
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                          1,521,988.49
         Number of Mortgages 60 to 89 Days Delinquent                                                           4
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                            102,257.75
         Number of Mortgages 90 to 179 Days Delinquent                                                          5
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                           144,080.82
         Number of Mortgages 180 or more Days Delinquent                                                        1
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                          40,000.00
         Number of Mortgage Loans in Foreclosure                                                                7
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 367,088.07

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                      67,861.30
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

Class A-3
         Number of Mortgages 30 to 59 Days Delinquent                                                          43
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                          1,546,375.56
         Number of Mortgages 60 to 89 Days Delinquent                                                          14
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                            593,460.87
         Number of Mortgages 90 to 179 Days Delinquent                                                         12
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                           430,987.61
         Number of Mortgages 180 or more Days Delinquent                                                        8
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                         299,168.96
         Number of Mortgage Loans in Foreclosure                                                               20
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 710,893.31

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

TOTAL DELINQUENCIES/FORECLOSURES

         Number of Mortgages 30 to 59 Days Delinquent                                                         122
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                          4,739,714.00
         Number of Mortgages 60 to 89 Days Delinquent                                                          25
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                            912,461.52
         Number of Mortgages 90 to 179 Days Delinquent                                                         19
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                           678,216.73
         Number of Mortgages 180 or more Days Delinquent                                                       12
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                         604,758.17
         Number of Mortgage Loans in Foreclosure                                                               32
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                               1,199,932.57

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                      67,861.30
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00
=================================================================================================================

PRE-FUNDED ACCOUNT ACTIVITY

         Beginning Balance Pre-Funded Account                                                                0.00
         Remaining Amount for Distribution to Classes                                                        0.00
         Withdrawal for Subsequent Loan Purchase:                                                            0.00
         Ending Balance Pre-Funded Account                                                                   0.00
         Pre-Funding Period:  From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY
         Class A-1 Reserve Fund  Beginning Balance                                                    3,600,103.75
         Class A-1 Reserve Fund  Deposit/Withdrawal                                                     282,781.45
         Class A-1 Reserve Fund  Ending Balance                                                       3,882,885.20

         Class A-2 Reserve Fund  Beginning Balance                                                            0.00
         Class A-2 Reserve Fund  Deposit/Withdrawal                                                           0.00
         Class A-2 Reserve Fund  Ending Balance                                                               0.00

         Class A-3 Reserve Fund  Beginning Balance                                                            0.00
         Class A-3 Reserve Fund  Deposit/Withdrawal                                                           0.00
         Class A-3 Reserve Fund  Ending Balance                                                               0.00

CROSSOVER ACTIVITY
         Class A-1 Activity This Distribution                                                                 0.00
         Class A-2 Activity This Distribution                                                                 0.00
         Class A-3 Activity This Distribution                                                                 0.00

         OFFICER'S CERTIFICATE
         All Computations reflected in this Servicer Certificate were made
         In conformity with the Pooling and Servicing Agreement.

         The Attached Servicing Certificate is true and correct in all material respects.

         ________________________________________________________
         A Servicing Officer  Teri Martine

------------------------------------------------------------------------------------------------------------------------------------
HEADLANDS                                STATEMENT TO NOTEHOLDERS
MORTGAGE
====================================================================================================================================
Revolving Home Equity Loan    LIBOR:                           6.13000%      Current Collection Period:      04/01/00-04/30/00
Asset-Backed Notes            Margin:                          0.65000%      P&S Agreement Date:                   12/1/98
Series 1998-2                 Class A-1  Note Rate:            6.78000%      Original Closing Date:               12/29/98
                              Class A-2  Note Rate:            6.51000%      Distribution Date:                    5/15/00
                              Class A-3  Note Rate:            6.67000%      Record Date:                          5/14/00
                              Interest Period  4/17/00 thru         28       Pool Factor:                       60.2601791%
                              5/14/00:
===================================================================================================================================

        BALANCES
        Beginning HELOC Pool Balance                                                                         85,299,956.62
        Beginning Second Lien Pool Balance                                                                   52,424,991.71
        Beginning HLTV Pool Balance                                                                          38,607,927.54

        Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                                 80,536,383.45
        Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                                 46,625,488.79
        Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                                 32,379,863.88

        Ending HELOC Pool Balance                                                                            82,849,577.69
        Ending Second Lien Pool Balance                                                                      50,908,801.02
        Ending HLTV Pool Balance                                                                             38,064,091.28

        Ending Class A-1 Note Balance -- CUSIP  422093AG9                                                    78,086,004.52
        Ending Class A-2 Note Balance -- CUSIP  422093AH7                                                    44,935,059.95
        Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                                    31,644,745.61


        Additional Balances  Class A-1                                                                        1,962,889.15

        Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                             0
        Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                          0.00
        Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                              0
        Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                          0 .00
        Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                     0
        Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                   0.00
        Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                                0
        Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                             0.00
        Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                      0
        Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                    0.00
        Cumulative Number of ALL Subsequent Mortgage Loans                                                            1830
        Cumulative Subsequent Mortgage Loan Asset Balance                                                    64,876,717.43


        Beginning Loan Count                                                                                         5,071
        Ending Loan Count                                                                                            4,950


COLLECTION AMOUNTS Class A-1
        Aggregate of All Mortgage Collections                                                                 5,134,521.99
        Total Mortgage Interest Collections                                                                     756,795.56
        Servicing Fees (current collection period)                                                              (35,541.65)
        Mortgage Principal Collections                                                                        4,413,268.08
        Pre-Funded Balance                                                                                            0.00

       Total Mortgage Principal Collections                                                                   4,413,268.08

COLLECTION AMOUNTS Class A-2
      Aggregate of All Mortgage Collections                                           1,952,517.75
      Total Mortgage Interest Collections                                               458,170.81
      Servicing Fees (current collection period)                                        (21,843.75)
         Mortgage Principal Collections                                               1,516,190.69
         Pre-Funded Balance                                                                   0.00

      Total Mortgage Principal Collections                                            1,516,190.69

COLLECTION AMOUNTS Class A-3
      Aggregate of All Mortgage Collections                                             926,263.47
      Total Mortgage Interest Collections                                               398,513.85
      Servicing Fees (current collection period)                                        (16,086.64)
         Mortgage Principal Collections                                                 543,836.26
         Pre-Funded Balance                                                                   0.00

      Total Mortgage Principal Collections                                              543,836.26

TOTAL COLLECTION AMOUNT
      Aggregate of All Mortgage Collections                                           8,086,775.25
      Total Mortgage Interest Collections                                             1,613,480.22
         Mortgage Principal Collections                                               6,473,295.03
         Pre-Funded Balance                                                                   0.00

      Total Mortgage Principal Collections                                            6,473,295.03


DISTRIBUTION AMOUNTS Class A-1
      Class A-1 Note    Interest                                                        424,695.20
      Class A-1 Note    Unpaid Interest Shortfall  (current cycle)                            0.00
      Class A-1 Note    Reserve Fund Amount                                             282,781.45

      Maximum Principal Payment                                                       2,450,378.93
      Scheduled Principal Collection                                                          0.00
      Accelerated Principal Distribution Amount                                               0.00
      Loan Loss                                                                               0.00
      HELOC Overcollateralization Deficit                                                     0.00
      Total Certificateholders Distribution Allocable to PrincipaL                    2,450,378.93

DISTRIBUTION AMOUNTS Class A-2
      Class A-2 Note    Interest                                                        252,943.28
      Class A-2 Note    Unpaid Interest Shortfall  (current cycle)                            0.00
      Class A-2 Note    Reserve Fund Amount                                                   0.00

      Maximum Principal Payment                                                       1,516,190.69
      Scheduled Principal Collection                                                          0.00
      Accelerated Principal Distribution Amount                                         174,238.15
      Loan Loss                                                                               0.00
      HELOC Overcollateralization Deficit                                                     0.00
      Total Certificateholders Distribution Allocable to PrincipaL                    1,690,428.84


DISTRIBUTION AMOUNTS Class A-3
      Class A-3 Note    Interest                                                        179,978.08
      Class A-3 Note    Unpaid Interest Shortfall (current cycle)                             0.00
      Class A-3 Note    Reserve Fund Amount                                                   0.00

      Maximum Principal Payment                                                         543,836.26
      Scheduled Principal Collection Payment                                                  0.00
      Accelerated Principal Distribution Amount                                         191,282.01

           Loan Loss                                                                                                      0.00
           HLTV Lien Overcollateralization Deficit                                                                        0.00
           Total Certificateholders Distribution Allocable to Principal                                             735,118.27

TOTAL DISTRIBUTION AMOUNT
           Class A Note Interest                                                                                    857,616.55
           Class A Note Unpaid Interest Shortfall (current cycle)                                                         0.00
           Class A Note Reserve Fund Amount                                                                         282,781.45

           Maximum Principal Payment                                                                              4,510,405.88
           Scheduled Principal Collection Payment/bal                                                                     0.00
           Accelerated Principal Distribution Amount                                                                365,520.16
           Overcollateralization Deficit                                                                                  0.00
           Total Certificateholders Distribution Allocable to Principal                                           4,875,926.04


 LOSSES/RETRANSFERS

           Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                                     0.00
           Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                                     0.00
           Unpaid Class A-3 Note Interest Shortfall Due (From Previous Distributions)                                     0.00
           Interest Earned on Shortfall @ applicable Certificate Rate                                                     0.00
           Investor Loss Reduction Amount (From Previous Distributions)                                                   0.00


DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
           Total Class A-1 Note Distribution Amount Allocable to Interest                                            3.1679354
           Interest Distribution Amount                                                                              3.1679354
           Unpaid Note Interest Shortfall Included in Current Distribution                                           0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                           0.0000000

           Total Class A-1 Note Distribution Amount Allocable to Principal                                          18.2781493
           Maximum Principal Payment                                                                                18.2781493
           Scheduled Principal Collections Payment                                                                   0.0000000
           Loan Loss                                                                                                 0.0000000
           Accelerated Principal Distribution Amount                                                                 0.0000000

Class A-2
           Total Class A-2 Note Distribution Amount Allocable to Interest                                            3.2183063
           Interest Distribution Amount                                                                              3.2183063
           Unpaid Note Interest Shortfall Included in Current Distribution                                           0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                           0.0000000

           Total Class A-2 Note Distribution Amount Allocable to Principal                                          21.5080546
           Maximum Principal Payment                                                                                19.2911475
           Scheduled Principal Collections Payment                                                                   0.0000000
           Loan Loss                                                                                                 0.0000000
           Accelerated Principal Distribution Amount                                                                 2.2169071


Class A-3
           Total Class A-3 Note Distribution Amount Allocable to Interest                                            4.0896986
           Interest Distribution Amount                                                                              4.0896986
           Unpaid Note Interest Shortfall Included in Current Distribution                                           0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                           0.0000000

           Total Class A-3 Note Distribution Amount Allocable to                                                    16.7043242
           Principal
           Maximum Principal Payment                                                                                12.3577628
           Scheduled Principal Collections Payment                                                                   0.0000000
           Loan Loss                                                                                                 0.0000000
           Accelerated Principal Distribution Amount                                                                 4.3465614


           Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                               0.0000000
           Investor Loss Reduction Amounts after Current Distribution (carryover)                                    0.0000000

           Total Interest Amount Distributed to Class A Certificateholder                                           10.4759403
           Total Principal Amount Distributed to Class A Certificateholder                                          56.4905281

           Credit Enhancement Draw Amount                                                                                    0

DELINQUENCIES/FORECLOSURES
Class A-1
           Number of Mortgages 31 to 60 Days Delinquent                                                                     39
           Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                     1,671,349.95
           Number of Mortgages 61 to 90 Days Delinquent                                                                      7
           Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                       216,742.90
           Number of Mortgages 91 to 180 or more Days Delinquent                                                             2
           Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                              103,148.30
           Number of Mortgages 181 or more Days Delinquent                                                                   3
           Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                    265,589.21
           Number of Mortgage Loans in Foreclosure                                                                           5
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                                            121,951.19

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                      0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                                          0.00

Class A-2
           Number of Mortgages 31 to 60 Days Delinquent                                                                     40
           Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                     1,521,988.49
           Number of Mortgages 61 to 90 Days Delinquent                                                                      4
           Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                       102,257.75
           Number of Mortgages 91 to 180 or more Days Delinquent                                                             5
           Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                              144,080.82
           Number of Mortgages 181 or more Days Delinquent                                                                   1
           Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                     40,000.00
           Number of Mortgage Loans in Foreclosure                                                                           7
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                                            367,088.07

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                 67,861.30
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                                          0.00

Class A-3
           Number of Mortgages 31 to 60 Days Delinquent                                                                     43
           Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                     1,546,375.56
           Number of Mortgages 61 to 90 Days Delinquent                                                                     14
           Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                       593,460.87
           Number of Mortgages 91 to 180 or more Days Delinquent                                                            12
           Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                              430,987.61
           Number of Mortgages 181 or more Days Delinquent                                                                   8
           Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                    299,168.96
           Number of Mortgage Loans in Foreclosure                                                                          20
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                                            710,893.31

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                      0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                                          0.00

TOTAL DELINQUENCIES/FORECLOSURES

           Number of Mortgages 31 to 60 Days Delinquent                                                                    122
           Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                     4,739,714.00
           Number of Mortgages 61 to 90 Days Delinquent                                                                     25
           Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                       912,461.52
           Number of Mortgages 91 to 180 or more Days Delinquent                                                            19
           Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                              678,216.73
           Number of Mortgages 181 or more Days Delinquent                                                                  12
           Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                    604,758.17
           Number of Mortgage Loans in Foreclosure                                                                          32
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                                          1,199,932.57

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                 67,861.30
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                                          0.00
==============================================================================================================================

           Class A-1 Note Rate For Next Distribution       LIBOR    tbd

PRE-FUNDED ACCOUNT ACTIVITY
           Beginning Balance Pre Funding Account                                                                          0.00
           Remaining Amount for Distribution to Classes                                                                   0.00
           Withdrawal for Subsequent Loan Purchase:                                                                       0.00
           Ending Balance Pre Funding Account                                                                             0.00
           Pre-Funding Period:  From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY

           Class A-1 Reserve Fund  Beginning Balance                                                              3,600,103.75
           Class A-1 Reserve Fund  Deposit/Withdrawal                                                               282,781.45
           Class A-1 Reserve Fund  Ending Balance                                                                 3,882,885.20

           Class A-2 Reserve Fund  Beginning Balance                                                                      0.00
           Class A-2 Reserve Fund  Deposit/Withdrawal                                                                     0.00
           Class A-2 Reserve Fund  Ending Balance                                                                         0.00

           Class A-3 Reserve Fund  Beginning Balance                                                                      0.00
           Class A-3 Reserve Fund  Deposit/Withdrawal                                                                     0.00
           Class A-3 Reserve Fund  Ending Balance                                                                         0.00